Exhibit 99.1

NEWS RELEASE

KOSMOS ENERGY ANNOUNCES PRICING OF SECONDARY PUBLIC OFFERING OF COMMON SHARES

DALLAS, Texas, February 14, 2013 — Kosmos Energy Ltd. (“Kosmos”) (NYSE: KOS) announced today the pricing of a registered underwritten public offering of approximately 30 million common shares, all of which were offered by existing shareholders and certain officers of Kosmos. The price to the public was $11.00 per share. The underwriters of this offering have been granted an option, exercisable within 30 days, to purchase up to an additional 4.5 million common shares from certain of the selling shareholders on the same terms and conditions to cover over-allotment, if any. The offering is expected to close on February 21, 2013, subject to customary closing conditions. Kosmos will not receive any of the proceeds from the sale of the common shares.

Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Barclays Capital Inc. are acting as joint book-running managers of the offering.

The offering is being made pursuant to an effective shelf registration statement, including a prospectus and a prospectus supplement relating to the offering, filed by Kosmos with the U.S. Securities and Exchange Commission (“SEC”). When available, copies of the prospectus and the prospectus supplement relating to the offering may be obtained for free by visiting the SEC website at www.sec.gov.  Alternatively, copies of the prospectus and the prospectus supplement may be obtained from Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone (800) 831-9146, email batprospectusdept@citi.com, Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, New York 10010, telephone (800) 221-1037, email newyork.prospectus@credit-suisse.com and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Ave, Edgewood, New York 11717, telephone (888) 603-5847, email barclaysprospectus@broadridge.com.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  Any offer or sale of these securities will be made only by means of a prospectus, including a prospectus supplement, forming a part of the related registration statement.

About Kosmos Energy

Kosmos Energy is a leading independent oil and gas exploration and production company focused on frontier and emerging areas in Africa and South America.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments

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that Kosmos expects, believes or anticipates will or may occur in the future are forward-looking statements. Kosmos’ estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although Kosmos believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to Kosmos. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Kosmos, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in Kosmos’ Securities and Exchange Commission (“SEC”) filings.  Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

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CONTACT:

Investor Relations

Brad Whitmarsh

+1.214.445.9772

bwhitmarsh@kosmosenergy.com